SILVER STAR CAPITAL HOLDINGS, INC.

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Cliffe R. Bodden, solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the report of Silver Star Capital Holdings, Inc. on Form
10-QSB  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Silver Star Capital Holdings, Inc.

Date: February 12, 2008

/s/ Cliffe R. Bodden Chief Executive Officer